                                                                   Exhibit 99(a)



                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  February 25, 2004

(i)   Amount of principal being paid or distributed in respect of the
      Certificates:
              $0.00
             --------------
             ($  --        , per $1,000 original principal amount of the Notes)
             --------------
(ii)  (a)    Amount of interest being paid or distributed in respect of the
             Certificates:
              $313,950.00
             --------------
             ($0.0000048   , per $1,000 original principal amount of the Notes)
             --------------
      (a)    Amount of interest being paid or distributed in respect of the
             Certificates Strip:
              $29,900.00
             --------------
             ($0.0000005   , per $1,000 original principal amount of the Notes)
             --------------
(iii) Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
      (1)  (a)  Distributed to Certificateholders:
             $0.00
            --------------
            ($  --        , per $1,000 original principal amount of the Certificates)
            --------------
           (b)  Distributed to Certificateholders:
             $0.00
            --------------
            ($  --        , per $1,000 original principal amount of the Certificates)
            --------------
      (2)  (a)  Balance on Certificateholders:
             $0.00
            --------------
            ($  --        , per $1,000 original principal amount of the Notes)
            --------------
           (b)  Balance on Certificateholders:
             $0.00
            --------------
            ($  --        , per $1,000 original principal amount of the Notes)
            --------------
(iv)  Payments made under the Cap Agreement on such date:   February 24, 2004
                                                         ----------------------
            ($0.00          with respect to the Certificates,
            --------------
            ($0.00          with respect to the Notes,
            --------------
            ($0.00          outstanding amount owed to Cap Provider.
            --------------
(v)   Pool Balance at end of related Collection Period:          $509,585,818.13
                                                                ----------------
(vi)  After giving effect to distributions on this Distribution Date:
      (a)  (1)  Outstanding principal amount of Class A-1 Notes: $          0.00
                                                                ----------------
           (2)  Class A-1 Note Pool Factor:        --
                                            -----------------
      (b)  (1)  Outstanding principal amount of Class A-2 Notes: $414,585,818.13
                                                                ----------------
           (2)  Class A-2 Note Pool Factor:    0.66333731
                                            -----------------
      (c)  (1)  Outstanding principal amount of Class M Notes:   $ 30,000,000.00
                                                                ----------------
           (2)  Class M Note Pool Factor:      1.00000000
                                            -----------------
      (d)  (1)  Outstanding principal amount of Certificates:    $ 65,000,000.00
                                                                ----------------
           (2)  Certificate Pool Factor:       1.00000000
                                            -----------------



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
                                                                          Page 2

(vii)  Certificate Interest Rate:

       (a)  In general
            (1)  Three-Month Libor was
                     1.1700000%     for the current period
                  -----------------
            (2)  The Student Loan Rate was: Not Applicable(1)
                                            -----------------
       (b)  Certificate Interest Rate:      2.0700000%  (Based on 3-Month LIBOR)
                                            ----------
      (1) This Calculation not required unless Three-Month LIBOR for such
          Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.
(viii) Amount of Master Servicing Fee for related Collection Period: $647,391.78
                                                                    ------------
                   $ 0.000009960  , per $1,000 original principal amount of the Certificates.
                  ----------------
(ix)   Amount of Administration Fee for related Collection Period:   $3,000.00
                                                                   -------------
                   $ 0.046153846  , per $1,000 original principal amount of the Certificates.
                  ----------------
(x)    (a)  Aggregate amount of Realized Losses (if any) for the related
            Collection Period:   $2,299,354.86
                               -----------------
        (b) Delinquent Contracts

                                                 # Disb.     %        $ Amount       %
                                                 -------   -----     -----------   -----
            30-60 Days Delinquent                 1,322    2.68%     $13,880,701   3.12%
            61-90 Days Delinquent                   649    1.32%     $ 6,254,913   1.40%
            91-120 Days Delinquent                  273    0.55%     $ 3,052,512   0.69%
            More than 120 Days Delinquent           479    0.97%     $ 6,090,331   1.37%
            Claims Filed Awaiting Payment           241    0.49%     $ 2,146,876   0.48%
                                                  -----    -----     -----------   -----
                TOTAL                             2,964    6.02%     $31,425,333   7.06%


(xi)   Amount in the Reserve Account:     $9,368,266.46
                                        -------------------

(xii)  Amount in the Prefunding Account:      $0.00
                                        -------------------

(xiii) Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire Subsequent Pool Student Loans: 0.00



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